EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Shutterstock, Inc. for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan Oringer, as Chief Executive Officer of Shutterstock, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shutterstock, Inc.

Date: February 24, 2016	By:	/s/ Jonathan Oringer
Jonathan Oringer
Chief Executive Officer
(Principal Executive Officer)

        In connection with the Annual Report on Form 10-K of Shutterstock, Inc. for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Berns, as Chief Financial Officer of Shutterstock, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shutterstock, Inc.

Date: February 24, 2016	By:	/s/ Steven Berns
Steven Berns
Chief Financial Officer
(Principal Financial and Accounting Officer)